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                                                                 EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 25, 1997 included in EOTT Energy Partners, L.P.'s Annual Report on Form 10-K for the year ended December 31, 1996.




                                                   ARTHUR ANDERSEN LLP





Houston, Texas
March 24, 1997